April 23, 2021                                            Exhibit 99.1

Park National Corporation reports financial results
for first quarter 2021

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the first quarter of 2021 (three months ended March 31, 2021), including net income growth driven by continued increases in lending activity. Park's board of directors declared a quarterly cash dividend of $1.03 per common share, payable on June 10, 2021 to common shareholders of record as of May 21, 2021.

Park’s net income for the first quarter of 2021 was $42.8 million, a 91.4 percent increase from $22.4 million for the first quarter of 2020. First quarter 2021 net income per diluted common share was $2.61, compared to $1.36 in the first quarter of 2020. Like many financial institutions, Park did not experience the credit losses it had prepared for throughout the pandemic; and Park thus recognized a recovery in the first quarter of 2021. Additionally, steady growth in its consumer and commercial lending services over the past year helped drive first quarter 2021 performance.

“Business owners are financing property, equipment, and other developments throughout our communities. Columbus, Cincinnati, Charlotte and Louisville have been particularly robust,” Park Chairman and Chief Executive Officer David Trautman said. “We have been available for our business customers through periods of stress and we are here for them as the economy picks up momentum.”

Park's community-banking subsidiary, The Park National Bank, reported net income of $45.1 million for the first quarter of 2021, a 74.2 percent increase compared to $25.9 million for the same period of 2020. The bank’s first quarter 2021 mortgage origination volume was $304 million, whereas it was $178 million in the first quarter of 2020.

“The real estate environment can be intense right now, and our customers continue to rely on our local bankers to help them take advantage of great opportunities in home buying and refinancing,” said Park President Matthew Miller. “Our responsiveness and experience with a variety of lending situations positioned us to serve customers more in the first quarter.”

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of March 31, 2021). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Bethany Lewis, 740.349.0421, bethany.lewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•the ever-changing effects of the novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 - - on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including public health actions directed toward the containment of the COVID-19 pandemic (such as quarantines, shut downs and other restrictions on travel and commercial, social or other activities), the development, availability and effectiveness of vaccines, and the implementation of fiscal stimulus packages;
•the impact of future governmental and regulatory actions upon our participation in and execution of government programs related to the COVID-19 pandemic;
•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives in light of the impact of the COVID-19 pandemic and the various responses to the COVID-19 pandemic;
•general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a weaker recovery than anticipated, in addition to the continuing impact of the COVID-19 pandemic on our customers’ operations and financial condition, either of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply and interest rate policies of the Federal Reserve Board) as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and government policies implemented in response thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated;
•changes in unemployment levels in the states in which Park and our subsidiaries do business may be different than anticipated due to the continuing impact of the COVID-19 pandemic;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness may be different than anticipated due to the continuing impact of the COVID-19 pandemic;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from more of our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results;
•significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations and changes in the relationship of the U.S. and its global trading partners);
•uncertainty regarding the impact of changes to the U.S. presidential administration and Congress on the regulatory landscape, capital markets, elevated U.S. government debt, potential changes in tax legislation that may increase tax rates and the response to and management of the COVID-19 pandemic;
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically;
•any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended March 31, 2021, December 31, 2020, and March 31, 2020

	2021	2020	2020	Percent change vs.
(in thousands, except share and per share data)	1st QTR	4th QTR	1st QTR	4Q '20	1Q '20
INCOME STATEMENT:
Net interest income	$80,734	$86,321	$76,283	(6.5)%	5.8%
(Recovery of) provision for credit losses (l)	(4,855)	(19,159)	5,153	N.M	N.M
Other income	34,089	35,656	22,486	(4.4)%	51.6%
Other expense	67,865	85,661	66,276	(20.8)%	2.4%
Income before income taxes	$51,813	$55,475	$27,340	(6.6)%	89.5%
Income taxes	8,982	10,275	4,968	(12.6)%	80.8%
Net income	$42,831	$45,200	$22,372	(5.2)%	91.4%

MARKET DATA:
Earnings per common share - basic (a)	$2.63	$2.77	$1.37	(5.1)%	92.0%
Earnings per common share - diluted (a)	2.61	2.75	1.36	(5.1)%	91.9%
Cash dividends declared per common share	1.23	1.02	1.22	20.6%	0.8%
Book value per common share at period end	63.74	63.76	60.25	—%	5.8%
Market price per common share at period end	129.30	105.01	77.64	23.1%	66.5%
Market capitalization at period end	2,112,238	1,713,154	1,265,180	23.3%	67.0%

Weighted average common shares - basic (b)	16,314,987	16,310,551	16,303,602	—%	0.1%
Weighted average common shares - diluted (b)	16,439,920	16,434,812	16,425,881	—%	0.1%
Common shares outstanding at period end	16,335,951	16,314,197	16,295,461	0.1%	0.2%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.81%	1.93%	1.04%	(6.2)%	74.0%
Return on average shareholders' equity (a)(b)	16.63%	17.37%	9.16%	(4.3)%	81.6%
Yield on loans	4.48%	4.69%	5.02%	(4.5)%	(10.8)%
Yield on investment securities	2.53%	2.80%	2.72%	(9.6)%	(7.0)%
Yield on money market instruments	0.11%	0.11%	1.12%	—%	(90.2)%
Yield on interest earning assets	3.96%	4.33%	4.57%	(8.5)%	(13.3)%
Cost of interest bearing deposits	0.16%	0.19%	0.81%	(15.8)%	(80.2)%
Cost of borrowings	1.86%	2.01%	2.08%	(7.5)%	(10.6)%
Cost of paying interest bearing liabilities	0.32%	0.40%	0.90%	(20.0)%	(64.4)%
Net interest margin (g)	3.76%	4.07%	3.93%	(7.6)%	(4.3)%
Efficiency ratio (g)	58.74%	69.82%	66.61%	(15.9)%	(11.8)%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$53.43	$53.41	$49.79	—%	7.3%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended March 31, 2021, December 31, 2020, and March 31, 2020

				Percent change vs.
(in thousands, except ratios)	March 31, 2021	December 31, 2020	March 31, 2020	4Q '20	1Q '20
BALANCE SHEET:
Investment securities	$1,176,240	$1,124,806	$1,253,087	4.6%	(6.1)%
Loans	7,168,745	7,177,785	6,522,519	(0.1)%	9.9%
Allowance for credit losses (l)	86,886	85,675	61,503	1.4%	41.3%
Goodwill and other intangible assets	168,376	168,855	170,512	(0.3)%	(1.3)%
Other real estate owned (OREO)	844	1,431	3,600	(41.0)%	(76.6)%
Total assets	9,914,069	9,279,021	8,719,291	6.8%	13.7%
Total deposits	8,236,199	7,572,358	7,290,133	8.8%	13.0%
Borrowings	523,266	562,504	348,373	(7.0)%	50.2%
Total shareholders' equity	1,041,271	1,040,256	981,877	0.1%	6.0%
Tangible equity (d)	872,895	871,401	811,365	0.2%	7.6%
Total nonperforming loans	130,327	139,614	119,311	(6.7)%	9.2%
Total nonperforming assets	134,335	144,209	126,510	(6.8)%	6.2%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	72.31%	77.35%	74.81%	(6.5)%	(3.3)%
Total nonperforming loans as a % of period end loans	1.82%	1.95%	1.83%	(6.7)%	(0.5)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.87%	2.01%	1.94%	(7.0)%	(3.6)%
Allowance for credit losses as a % of period end loans	1.21%	1.19%	0.94%	1.7%	28.7%
Net loan charge-offs (recoveries)	$24	$(17,796)	$329	N.M	N.M
Annualized net loan charge-offs (recoveries) as a % of average loans (b)	—%	(0.98)%	0.02%	N.M	N.M

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.50%	11.21%	11.26%	(6.3)%	(6.7)%
Tangible equity (d) / Tangible assets (f)	8.96%	9.57%	9.49%	(6.4)%	(5.6)%
Average shareholders' equity / Average assets (b)	10.87%	11.11%	11.31%	(2.2)%	(3.9)%
Average shareholders' equity / Average loans (b)	14.63%	14.29%	15.15%	2.4%	(3.4)%
Average loans / Average deposits (b)	90.12%	95.80%	89.90%	(5.9)%	0.2%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31
(in thousands, except share and per share data)	2021	2020

Interest income:
Interest and fees on loans	$78,737	$80,687
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	4,256	5,531
Obligations of states and political subdivisions - tax-exempt	2,037	2,200
Other interest income	143	491
Total interest income	85,173	88,909

Interest expense:
Interest on deposits:
Demand and savings deposits	386	6,342
Time deposits	1,584	4,285
Interest on borrowings	2,469	1,999
Total interest expense	4,439	12,626

Net interest income	80,734	76,283

(Recovery of) provision for credit losses (l)	(4,855)	5,153

Net interest income after (recovery of) provision for credit losses	85,589	71,130

Other income	34,089	22,486

Other expense	67,865	66,276

Income before income taxes	51,813	27,340

Income taxes	8,982	4,968

Net income	$42,831	$22,372

Per common share:
Net income - basic	$2.63	$1.37
Net income - diluted	$2.61	$1.36

Weighted average shares - basic	16,314,987	16,303,602
Weighted average shares - diluted	16,439,920	16,425,881

Cash dividends declared	$1.23	$1.22

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2021	December 31, 2020

Assets

Cash and due from banks	$131,357	$155,596
Money market instruments	811,918	214,878
Investment securities	1,176,240	1,124,806
Loans	7,168,745	7,177,785
Allowance for credit losses (l)	(86,886)	(85,675)
Loans, net	7,081,859	7,092,110
Bank premises and equipment, net	89,533	88,660
Goodwill and other intangible assets	168,376	168,855
Other real estate owned	844	1,431
Other assets	453,942	432,685
Total assets	$9,914,069	$9,279,021

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,907,020	$2,727,100
Interest bearing	5,329,179	4,845,258
Total deposits	8,236,199	7,572,358
Borrowings	523,266	562,504
Other liabilities	113,333	103,903
Total liabilities	$8,872,798	$8,238,765

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2021 and December 31, 2020)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,154 shares issued at March 31, 2021 and 17,623,163 shares issued at December 31, 2020)	458,534	460,687
Accumulated other comprehensive (loss) income, net of taxes	(7,901)	5,571
Retained earnings	719,230	704,764
Treasury shares (1,287,203 shares at March 31, 2021 and 1,308,966 shares at December 31, 2020)	(128,592)	(130,766)
Total shareholders' equity	$1,041,271	$1,040,256
Total liabilities and shareholders' equity	$9,914,069	$9,279,021

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	Mar 31
(in thousands)	2021	2020

Assets

Cash and due from banks	$148,264	$132,029
Money market instruments	553,906	176,805
Investment securities	1,160,509	1,264,452
Loans	7,138,854	6,482,137
Allowance for credit losses (l)	(89,954)	(57,615)
Loans, net	7,048,900	6,424,522
Bank premises and equipment, net	89,740	74,922
Goodwill and other intangible assets	168,690	170,909
Other real estate owned	1,212	3,800
Other assets	441,321	432,350
Total assets	$9,612,542	$8,679,789

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,792,398	$1,949,991
Interest bearing	5,129,357	5,260,385
Total deposits	7,921,755	7,210,376
Borrowings	538,706	386,511
Other liabilities	107,669	100,926
Total liabilities	$8,568,130	$7,697,813

Shareholders' Equity:
Preferred shares	$—	$—
Common shares	460,721	459,462
Accumulated other comprehensive income (loss), net of taxes	1,179	(94)
Retained earnings	713,254	654,465
Treasury shares	(130,742)	(131,857)
Total shareholders' equity	$1,044,412	$981,976
Total liabilities and shareholders' equity	$9,612,542	$8,679,789

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2021	2020	2020	2020	2020
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$78,737	$85,268	$82,617	$80,155	$80,687
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	4,256	4,420	4,841	5,026	5,531
Obligations of states and political subdivisions - tax-exempt	2,037	2,040	2,045	2,151	2,200
Other interest income	143	72	63	113	491
Total interest income	85,173	91,800	89,566	87,445	88,909

Interest expense:
Interest on deposits:
Demand and savings deposits	386	490	803	1,507	6,342
Time deposits	1,584	1,893	2,662	3,346	4,285
Interest on borrowings	2,469	3,096	2,261	1,406	1,999
Total interest expense	4,439	5,479	5,726	6,259	12,626

Net interest income	80,734	86,321	83,840	81,186	76,283

(Recovery of) provision for credit losses (l)	(4,855)	(19,159)	13,836	12,224	5,153

Net interest income after (recovery of) provision for credit losses	85,589	105,480	70,004	68,962	71,130

Other income	34,089	35,656	36,558	30,964	22,486

Other expense	67,865	85,661	69,859	64,799	66,276

Income before income taxes	51,813	55,475	36,703	35,127	27,340

Income taxes	8,982	10,275	5,857	5,622	4,968

Net income	$42,831	$45,200	$30,846	$29,505	$22,372

Per common share:
Net income - basic	$2.63	$2.77	$1.89	$1.81	$1.37
Net income - diluted	$2.61	$2.75	$1.88	$1.80	$1.36

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2021	2020	2020	2020	2020
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$8,173	$7,632	$7,335	$6,793	$7,113
Service charges on deposit accounts	2,054	2,123	2,118	1,676	2,528
Other service income	9,617	12,040	13,047	8,758	3,766
Debit card fee income	6,086	5,787	5,853	5,560	4,960
Bank owned life insurance income	1,165	1,170	1,192	1,179	1,248
ATM fees	530	432	491	438	412
(Loss) gain on the sale of OREO, net	(33)	(7)	569	841	(196)
Net gain (loss) on the sale of investment securities	177	—	(27)	3,313	—
Gain (loss) on equity securities, net	1,633	2,931	1,201	(977)	(973)
Other components of net periodic benefit income	2,038	1,988	1,988	1,988	1,988
Miscellaneous	2,649	1,560	2,791	1,395	1,640
Total other income	$34,089	$35,656	$36,558	$30,964	$22,486

Other expense:
Salaries	$29,896	$37,280	$31,632	$30,699	$28,429
Employee benefits	10,201	7,316	10,676	9,080	10,043
Occupancy expense	3,640	3,231	3,835	3,256	3,480
Furniture and equipment expense	2,610	4,949	4,687	4,850	4,319
Data processing fees	7,712	3,315	3,275	2,577	2,492
Professional fees and services	5,664	9,359	7,977	6,901	7,066
Marketing	1,491	1,752	1,454	1,136	1,486
Insurance	1,691	1,855	1,541	1,477	1,550
Communication	1,122	1,097	958	874	1,155
State tax expense	1,108	605	1,125	1,116	1,145
Amortization of intangible assets	479	525	525	607	606
FHLB prepayment penalty	—	8,736	—	—	1,793
Foundation contributions	—	3,000	—	—	—
Miscellaneous	2,251	2,641	2,174	2,226	2,712
Total other expense	$67,865	$85,661	$69,859	$64,799	$66,276

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2021	2020	2019	2018	2017

Allowance for credit losses:
Allowance for credit losses, beginning of period	$85,675	$56,679	$51,512	$49,988	$50,624
Cumulative change in accounting principle; adoption of ASU 2016-13	6,090	—	—	—	—
Charge-offs	1,701	10,304	11,177	13,552	19,403
Recoveries	1,677	27,246	10,173	7,131	10,210
Net charge-offs (recoveries)	24	(16,942)	1,004	6,421	9,193
(Recovery of) provision for credit losses	(4,855)	12,054	6,171	7,945	8,557
Allowance for credit losses, end of period	$86,886	$85,675	$56,679	$51,512	$49,988

General reserve trends:
Allowance for credit losses, end of period	$86,886	$85,675	$56,679	$51,512	$49,988
Allowance on purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	167	268	—	—
Allowance on purchased loans excluded from the general reserve	—	678	—	—	—
Specific reserves on individually evaluated loans	4,962	5,434	5,230	2,273	684
General reserves on collectively evaluated loans	$81,924	$79,396	$51,181	$49,239	$49,304

Total loans	$7,168,745	$7,177,785	$6,501,404	$5,692,132	$5,372,483
PCD loans (PCI loans for years 2020 and prior)	10,284	11,153	14,331	3,943	—
Purchased loans excluded from collectively evaluated loans	—	360,056	548,436	225,029	—
Individually evaluated loans	100,407	108,407	77,459	48,135	56,545
Collectively evaluated loans	$7,058,054	$6,698,169	$5,861,178	$5,415,025	$5,315,938

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans (annualized)	—%	(0.24)%	0.02%	0.12%	0.17%
Allowance for credit losses as a % of period end loans	1.21%	1.19%	0.87%	0.90%	0.93%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (k)	1.28%	1.25%	N.A.	N.A.	N.A.
General reserve as a % of collectively evaluated loans	1.16%	1.19%	0.87%	0.91%	0.93%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (k)	1.22%	1.24%	N.A.	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$114,708	$117,368	$90,080	$67,954	$72,056
Accruing troubled debt restructurings	14,817	20,788	21,215	15,173	20,111
Loans past due 90 days or more	802	1,458	2,658	2,243	1,792
Total nonperforming loans	$130,327	$139,614	$113,953	$85,370	$93,959
Other real estate owned - Park National Bank	250	837	3,100	2,788	6,524
Other real estate owned - SEPH	594	594	929	1,515	7,666
Other nonperforming assets - Park National Bank	3,164	3,164	3,599	3,464	4,849
Total nonperforming assets	$134,335	$144,209	$121,581	$93,137	$112,998
Percentage of nonaccrual loans to period end loans	1.60%	1.64%	1.39%	1.19%	1.34%
Percentage of nonperforming loans to period end loans	1.82%	1.95%	1.75%	1.50%	1.75%
Percentage of nonperforming assets to period end loans	1.87%	2.01%	1.87%	1.64%	2.10%
Percentage of nonperforming assets to period end total assets	1.35%	1.55%	1.42%	1.19%	1.50%

Note: Explanations for footnotes (a) - (l) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2021	2020	2019	2018	2017

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$117,368	$90,080	$67,954	$72,056	$87,822
New nonaccrual loans	12,540	103,386	81,009	76,611	58,753
Resolved nonaccrual loans	15,200	76,098	58,883	80,713	74,519
Nonaccrual loans, end of period	$114,708	$117,368	$90,080	$67,954	$72,056

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$100,996	$109,062	$78,178	$59,381	$66,585
Prior charge-offs	589	655	719	11,246	10,040
Remaining principal balance	100,407	108,407	77,459	48,135	56,545
Specific reserves	4,962	5,434	5,230	2,273	684
Book value, after specific reserves	$95,445	$102,973	$72,229	$45,862	$55,861

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED
(in thousands, except share and per share data)	March 31, 2021	December 31, 2020	March 31, 2020
Net interest income	$80,734	$86,321	$76,283
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	1,131	919	1,378
less interest income on former Vision Bank relationships	105	102	77
Net interest income - adjusted	$79,498	$85,300	$74,828

(Recovery of) provision for credit losses	$(4,855)	$(19,159)	$5,153
less recoveries on former Vision Bank relationships	(257)	(20,496)	(764)
(Recovery of) provision for credit losses - adjusted	$(4,598)	$1,337	$5,917

Other income	$34,089	$35,656	$22,486
less other service income related to former Vision Bank relationships	58	503	—
less rebranding initiative related expenses	—	(298)	—
Other income - adjusted	$34,031	$35,451	$22,486

Other expense	$67,865	$85,661	$66,276
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	12	9	243
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	479	525	606
less direct expenses related to collection of payments on former Vision Bank loan relationships	107	4,051	—
less FHLB prepayment penalty	—	8,736	1,793
less rebranding initiative related expenses	618	229	270
less Foundation contribution	—	3,000	—
less severance and restructuring charges	108	4,039	88
less COVID-19 related expenses (j)	634	738	262
Other expense - adjusted	$65,907	$64,334	$63,014

Tax effect of adjustments to net income identified above (i)	$85	$(83)	$219

Net income - reported	$42,831	$45,200	$22,372
Net income - adjusted	$43,153	$44,888	$23,196

Diluted EPS	$2.61	$2.75	$1.36
Diluted EPS, adjusted (h)	$2.62	$2.73	$1.41

Annualized return on average assets (a)(b)	1.81%	1.93%	1.04%
Annualized return on average assets, adjusted (a)(b)(h)	1.82%	1.92%	1.07%

Annualized return on average tangible assets (a)(b)(e)	1.84%	1.97%	1.06%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.85%	1.95%	1.10%

Annualized return on average shareholders' equity (a)(b)	16.63%	17.37%	9.16%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	16.76%	17.25%	9.50%

Annualized return on average tangible equity (a)(b)(c)	19.84%	20.76%	11.09%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	19.98%	20.61%	11.50%

Efficiency ratio (g)	58.74%	69.82%	66.61%
Efficiency ratio, adjusted (g)(h)	57.69%	52.97%	64.27%

Annualized net interest margin (g)	3.76%	4.07%	3.93%
Annualized net interest margin, adjusted (g)(h)	3.70%	4.02%	3.86%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended March 31, 2021, December 31, 2020, and March 31, 2020, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED
	March 31, 2021	December 31, 2020	March 31, 2020
AVERAGE SHAREHOLDERS' EQUITY	$1,044,412	$1,035,493	$981,976
Less: Average goodwill and other intangible assets	168,690	169,199	170,909
AVERAGE TANGIBLE EQUITY	$875,722	$866,294	$811,067

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	March 31, 2021	December 31, 2020	March 31, 2020
TOTAL SHAREHOLDERS' EQUITY	$1,041,271	$1,040,256	$981,877
Less: Goodwill and other intangible assets	168,376	168,855	170,512
TANGIBLE EQUITY	$872,895	$871,401	$811,365

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED
	March 31, 2021	December 31, 2020	March 31, 2020
AVERAGE ASSETS	$9,612,542	$9,316,499	$8,679,789
Less: Average goodwill and other intangible assets	168,690	169,199	170,909
AVERAGE TANGIBLE ASSETS	$9,443,852	$9,147,300	$8,508,880

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2021	December 31, 2020	March 31, 2020
TOTAL ASSETS	$9,914,069	$9,279,021	$8,719,291
Less: Goodwill and other intangible assets	168,376	168,855	170,512
TANGIBLE ASSETS	$9,745,693	$9,110,166	$8,548,779

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2021	December 31, 2020	March 31, 2020
Interest income	$85,173	$91,800	$88,909
Fully taxable equivalent adjustment	714	712	725
Fully taxable equivalent interest income	$85,887	$92,512	$89,634
Interest expense	4,439	5,479	12,626
Fully taxable equivalent net interest income	$81,448	$87,033	$77,008

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, (recovery of) provision for loan losses, other income and other expense.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) COVID-19 related expenses include calamity pay and special one-time bonuses to certain associates.
(k) Excludes $387.0 million and $331.6 million of PPP loans at March 31, 2021 and December 31, 2020, respectively.
(l) Park adopted ASU 2016-13 effective January 1, 2021. The allowance for credit losses as of March 31, 2021 and the related (recovery of) provision for credit losses for the three months ended March 31, 2021 were calculated utilizing this new guidance.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com